SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 17, 2015 (January 29, 2015)

NOHO, INC.

(Exact name of registrant as specified in its charter)

Wyoming	000-54746	45-3514397
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)
8340 E. Raintree Dr. Unit D Scottsdale, AZ 85260
(Address of principal executive offices)
(480) 306-7319
(Registrant’s Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

NOHO, Inc. is filing this Amendment No. 1 on Form 8-K/A to amend and correct information reported on the Company’s Current Report on Form 8-K, as filed with the Securities and Exchange Commission (the “SEC”) on January 30, 2015 (the “Original Filing”).

The purpose of this Amendment No. 1 on Form 8-K/A is to correct a misstatement with regards to the Company’s appointment of its independent auditors.  For convenience and ease of reference, the Company is filing this Form 8-K/A in its entirety with all applicable changes and unless otherwise stated, all information contained in this amendment is as of February 17, 2015.

ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

Previous independent registered public accounting firm

On January 29, 2015, NOHO, Inc. (the “Registrant” or the “Company”) was notified by L.L. Bradford & Company, LLC (“Bradford”) that the firm resigned as the Registrant’s independent registered public accounting firm. Except as noted in the paragraph immediately below, the reports of Bradford on the Company’s  financial statements for the years ended December 31, 2013 and 2012, did not contain an adverse opinion or disclaimer of opinion, and such reports were not qualified or modified as to uncertainty, audit scope, or accounting principle.

The reports of Bradford on the Company’s financial statements as of and for the years ended December 31, 2013 and 2012 contained explanatory paragraphs which noted that there was substantial doubt as to the Company’s ability to continue as a going concern as the Company has negative working capital that raises doubt about its ability to continue as a going concern.

During the years ended December 31, 2013 and 2012 and through January 29, 2015, the Company has not had any disagreements with Bradford on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to Bradford’s satisfaction, would have caused them to make reference thereto in their reports on the Company’s financial statements for such periods.

During the years ended December 31, 2013 and 2012 and through January 29, 2015, there were no reportable events, as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company provided Bradford with a copy of this disclosure set forth under this Item 4.01 and was requested to furnish a letter addressed to the Securities & Exchange Commission stating whether or not it agrees with the above statements.

A copy of the letter from Bradford is attached hereto as Exhibit 16.1

New independent registered public accounting firm

On February 9, 2015 (the “Engagement Date”), the Company engaged SADLER, GIBB & ASSOCIATES, LLC  (“Sadler Gibb”) as its independent registered public accounting firm for the Company’s fiscal year ended December 31, 2014. The decision to engage Sadler Gibb as the Company’s independent registered public accounting firm was approved by the Company’s Board of Directors.

During the two most recent fiscal years and through the Engagement Date, the Company has not consulted with Sadler Gibb regarding either:

1.	the application of accounting principles to any specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report was provided to the Company nor oral advice was provided that Sadler Gibb concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or

2.	any matter that was either the subject of a disagreement (as defined in paragraph (a) (1) (iv) of Item 304 of Regulation S-K and the related instructions thereto) or a reportable event (as described in paragraph (a) (1) (v) of Item 304 of Regulation S-K).

 Item 9.01 Financial Statements and Exhibits

  (d) Exhibits

Exhibit No.	Description of Exhibit
16.1	Letter from L.L. Bradford & Company, LLC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NOHO, INC.

Date: February 17, 2015	By:	/s/ Jay Grdina
Jay Grdina
Chairman and Chief Executive Officer